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                [Transamerica Life Insurance Company Letterhead]

March 16, 2001

VIA EDGAR

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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  PFL Life Variable Annuity Account A
     File No. 811-09172, CIK 0001034624
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), PFL Variable Annuity Account A, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the following underlying management investment companies: Atlas Insurance Trust, AIM Variable Insurance Funds, Alliance Variable Products Series Fund, Inc. - Class B, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Variable Investment Fund, Endeavor Series Trust, Federated Insurance Series, Janus Aspen Series - Service Shares and WRL Series Fund, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on March 1, 2001, Atlas Insurance Trust filed its annual report with the Commission via EDGAR (CIK: 0001031877); on March 9, 2001, AIM Variable Insurance Funds filed its annual report with the Commission via EDGAR (CIK: 0000896435); on February 27, 2001, (Premier Growth Portfolio) Alliance Variable Products Series Fund, Inc. filed its annual report with the Commission via EDGAR (CIK: 0000825316) and on February 28, 2001, (Growth Portfolio and Technology Portfolio) Alliance Variable Products Series Fund, Inc. filed its annual report with the Commission via EDGAR (CIK:
0000825316); on February 23, 2001, The Dreyfus Socially Responsible Growth Fund, Inc. filed its annual report with the Commission via EDGAR (CIK: 0000890064);
on February 28, 2001, Dreyfus Variable Investment Fund filed its annual report with the Commission via EDGAR (CIK: 0000813383); on February 28, 2001, Endeavor Series Trust filed its annual report with the Commission via EDGAR (CIK:
0000847254); on March 5, 2001, Federated Insurance Series filed its annual report with the Commission via EDGAR (CIK: 912577); on February 21, 2001, Janus Aspen Series - Service Shares filed its annual report with
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Securities and Exchange Commission
March 16, 2001
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the Commission via EDGAR (CIK: 0000906185); and on February 26, 2001, WRL
Series Fund, Inc. filed its annual report with the Commission via EDGAR (CIK:
0000778207). To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

Transamerica Life Insurance Company
(formerly PFL Life Insurance Company)

/s/ Frank A. Camp
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Frank A. Camp
Division General Counsel
Financial Markets Division